UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2015

Kraft Foods Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35491

Virginia	36-3083135
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753

(Address of principal executive offices, including zip code)

(847) 646-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2015, we announced several management changes, including the appointments of George Zoghbi, age 48, our Vice Chairman, Operations, R&D, Sales and Strategy, to Chief Operating Officer, and Chris Kempczinski, our Executive Vice President and President, Canada, to Executive Vice President, Growth Initiatives and President of International. Both appointments were effective immediately. We also announced the departures of certain other executives, including Teri List-Stoll, our Executive Vice President and Chief Financial Officer. Ms. List-Stoll will be leaving the role effective February 28, 2015 and continue to serve the company as a senior advisor to ensure a smooth transition.

On February 17, 2015, we announced that we have named James Kehoe as Executive Vice President and Chief Financial Officer. During any interim period before Mr. Kehoe joins Kraft, John T. Cahill, Kraft’s Chairman and Chief Executive Officer, would assume the role of interim principal financial officer.

Mr. Kehoe, age 52, rejoins the company from Gildan Activewear Inc., a leading supplier of branded basic family apparel in Canada, where he most recently served as Executive Vice President and Chief Financial and Administrative Officer since January 2015. Prior to that, he was Senior Vice President, Operating Excellence at Mondelēz International, Inc. from November 2013 until December 2014. Mr. Kehoe joined Kraft in 1988 and held a variety of senior-level finance positions, most recently serving as Senior Vice President, Corporate Finance from October 2012 to October 2013, and Senior Vice President, Finance of Kraft Foods North America from November 2010 until September 2012.

In connection with his appointment as Chief Operating Officer, the Compensation Committee approved an adjustment of Mr. Zoghbi’s base salary to $850,000 per year, his long-term incentive target to $2,300,000 and his annual incentive target opportunity to 100% of his salary.

A copy of our press releases, dated February 12, 2015 and February 17, 2015, are filed as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Kraft Foods Group, Inc. Press Release, dated February 12, 2015.

99.2	Kraft Foods Group, Inc. Press Release, dated February 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Group, Inc.

Date: February 17, 2015	By:	/s/ Kim K. W. Rucker
Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary